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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 15, 2009
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                           NASCENT WINE COMPANY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                   Nevada                            82-0576512
                   ------                            ----------
       (State or other jurisdiction of             (I.R.S. Employer
        incorporation or organization)            Identification No.)

                           1330 Orange Ave. Suite 300
                              Coronado, Ca. 92118
                              -------------- -----
               (Address of principal executive offices) (Zip Code)

                                 (619) 661-0458
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Company has been going through a restructuring since December 2008. The Company changed auditors in February 2009. However, the Company was not able to finance the audit and legal fees associated with the December 31, 2008 annual financial statements and filing of the related 10-K nor the review of the first quarterly March 31, 2009.

The Company has prepared the information for the 10-Q for the first quarter ended March 31, 2009, in accordance with SEC disclosure requirements and have included the Consolidated Balance Sheets of Nascent Wine Company, Inc. as of March 31, 2009 and December 31. 2008,and related Consolidated Statements of Operations, changes in Stockholders' Equity and Consolidated Cash Flows for the three months ended March 31, 2009 and 2008 in conformity with accounting principles generally accepted in the United States of America.

However, the Consolidated Balance Sheets of Nascent Wine Company, Inc. as of March 31, 2009 and December 31. 2008, and related Consolidated Statements of Operations, and Consolidated Cash Flows for the three months then ended have "NOT" been audited or reviewed and, are therefore, "NOT" in compliance with SEC requirements for filing a 10-Q quarterly report

The Company has included the Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

99.1. - FINANCIAL STATEMENTS AND INFORMATION 10-Q




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           Nascent Wine Company, Inc.

Dated: June 9, 2009                By:  /s/ Sandro Piancone
                                        --------------------------------
                                        Sandro Piancone
                                        Chief Executive Officer & Chief
                                        Financial Officer